"The Number One Community Bank With The Best Customer Service In Town" April 11 and 12, 2006 Investor Meetings hosted by Investor Meetings hosted by 35th Annual Institutional Conference SunTrust Robinson Humphrey

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC" or "the Company"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward-looking statement. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2005. Forward-looking statements contained in this or other public statements of FSC or made by its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation. Forward-Looking Disclaimer

Company Overview Headquartered Atlanta, GA Listing NASDAQ Symbol LION Book Value - Dec. 31, 2005 $9.39 Market Capitalization - Dec. 31, 2005 $165 Million Ann. Cash Dividend Effective 2006 $.32 Total Assets - Dec. 31, 2005 $1.4 Billion

Company Overview - Our Market Vibrant Growing City Greater Atlanta population of about four million people Population growth - about 100,000 a year 120,000+ Businesses Low 4.9% Unemployment as of December 31, 2005 44 Accredited Colleges and Universities World's Busiest Airport - Continuing to Expand Atlanta MSA

Metropolitan Atlanta 19 full-service branches 36 ATMs 1 internet (cyber) branch Florida LPO in Jacksonville www.lionbank.com Company Overview: Delivery System Plans for 2006 include a new branch in Duluth and Conyers and possible openings of one or two additional branches. Branch under construction Current Branch

To continue growth, improve earnings, and increase shareholder value; To treat customers, employees, community, and shareholders according to the Golden Rule; and To operate within a culture of strong internal controls. Company Overview - Who We Are Mission Statement

Reach 15.00% ROE in 2007 Reach 1.00% ROA in 2007 Increase Dividends Grow Core Banking Activities Focus on Community Relationship Growth Strategic Plan Three - Year Plan - The Goals Commercial Transaction Deposit Accounts Construction SBA Lending

Strengthening Retail Banking: Branch expansion program Duluth Branch To Open May 15, 2006 Significantly Expanding our SBA lending Team: Opening a SBA office in Conyers, GA Enhancing Sales Culture Training Opening LionMark Insurance Company Strategic Plan: What We Are Doing

Initiating a Deposit Acquisition Program Totally free checking Simplified account structure Ongoing marketing strategy Corporate Governance Electing a new independent Director Hiring General Counsel Strengthening Credit Administration Strategic Plan: What We Are Doing

Measuring Each Activity's Effect on Shareholder Value Managing to Strategic Plan Monthly Management Committee meetings Bi-Weekly ALCO meetings Monthly department manager meetings Adhering to financial benchmarks Strategic Plan: What We Are Doing

Strategic Plan: Results Low Employee Turnover, Which Results in Seasoned, Efficient Management at All Levels Strong Growth in Quality Interest-Earning Assets Earnings Growth Far Outpacing Industry Growth 1st Quarter '06 Income from SBA Activities Will Be Over Six Times 1st Quarter '05 Results

Net Income Increased 35.3% Common Stock Book Value Increased 8.7% Return on Equity Reached 12.6% Average Interest-Earning Assets Grew 12.0% Average Loans Outstanding Grew 17.0% Net Charge-Offs Declined 4.5% 2005/2004 Record Setting Performance

Financial Performance 2000 2001 2002 2003 2004 2005 Income 2432 1603 3179 3753 7632 10326 Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, 2000 2001 2002 2003 2004 2005 Income from Cont. Ops Income from Cont. Ops $ 2,432 $ 1,603 $3,179 $ 3,753 $ 7,632 $10,326 Income from Discont. Ops Income from Discont. Ops 1,330 907 8,216 78 - - Net Income $ 3,762 $2,510 $11,395 $3,831 $7,632 $10,326 Income from Continuing Operations1 5 yr 1 yr CAGR 33.5% 35.3% 1) Dollars in thousands $1,603 $3,179 $3,753 $7,632

Financial Performance 2000 2001 2002 2003 2004 2005 766 833 883 986 1115 1249 1) Dollars in millions Average Interest-Earning Assets1 CAGR CAGR 1 yr 12.02% 5 yr 10.27% $833 $883 $986 $1,115 $766 $1,249

$ 1,125 3.17% $10,326 4Q05 $ 1,102 3.09% $ 9,776 3Q05 $ 862 3.17% $ 8,362 1Q04 $ 9,729 $ 9,614 $ 9,593 $ 9,259 $ 8,525 Net Int. Inc. (000's) $ 1,076 3.16% 2Q05 $ 1,015 $ 973 $ 955 $ 902 Average Loans 3.30% 3.32% 3.25% 3.14% NIM - QTD 1Q05 4Q04 3Q04 2Q04 Financial Performance 1) Dollars in millions Average Interest-Earning Assets1 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1066 1098 1140 1155 1187 1245 1261 1301

Commercial - Financing & Real Estate Financial Performance - Loan Growth 2000 2001 2002 2003 2004 2005 Income 124 129 145 157 185 205 CAGR CAGR 1 yr 11.06% 5 yr 10.58% Period-end balances (dollars in millions) $129 $145 $157 $185 $205 $124

Real Estate - Construction Financial Performance - Loan Growth 2000 2001 2002 2003 2004 2005 Income 98 98 112 120 162 207 CAGR CAGR 1 yr 27.56% 5 yr 16.13% Period-end balances (dollars in millions) $98 $112 $120 $162 $98 $207

Consumer Installment1,2 2000 2001 2002 2003 2004 2005 3-D Column 1 287 317 380 413 490 555 CAGR CAGR 1 yr 13.27% 5 yr 14.10% Financial Performance - Loan Growth 1) Excludes loans held-for-sale 2) Period-end balance (dollars in millions) $317 $380 $413 $490 $555 $287

2002 2003 2004 2005 Noninterest-Bearing 114 111 116 114 DDA & MM 158 169 251 217 Savings 106 131 127 170 Time 528 477 522 604 Financial Performance 2004/2003 At December 31, 4.3% % Change 2005 2004 2003 (10.8%) (3.05%) 177 127 131 Savings 48.5% 224 251 169 Demand and Money Market Interest-Bearing Total 14.4% $1,124 $1,016 $888 9.4% 602 522 477 Time 4.5% $121 $116 $111 Noninterest-Bearing Deposits: Deposits1 1) Dollars in millions 2005/2004 % Change 39.4% 15.3% 10.6%

Financial Performance 5 yr 1 yr CAGR 7.33% 10.37% 2000 2001 2002 2003 2004 2005 Net Interest Income 27692 24341 30245 32880 35739 39445 1) Dollars in thousands 2) Fidelity Southern Corporation continuing operations Net Interest Income1, 2 $27,692 $39,445 $24,341 $30,245 $32,880 $35,739

Financial Performance Asset Quality1% ..23% ..29 .54% Net Charge-offs to Average Loans $ 2,900 $ 4,800 $4,750 Provision for Loan Losses $ 2,431 $ 2,546 $4,234 Net Charge-offs ..25 ..29 ..49 Nonperforming Assets to Total Loans and Repossessions x 4.50 x 5.53 3.14x Allowance for Loan Losses to Nonperforming Loans and Repossessions Year Ended December 31, ..18 1.15 12,643 2005 ..27 1.25% 9,920 2003 2004 ..16 Nonperforming Loans to Total Loans % % 1.27 Period-End Allowance for Loan Losses to Loans 12,174 Period-End Allowance for Loan Losses 1) Dollars in thousands

2000 2001 2002 2003 2004 2005 17188 20807 19450 13756 14550 14226 Noninterest Income1,2,3 Financial Performance 5 yr 1 yr CAGR (3.71%) (2.23%) 1) Dollars in thousands 2) Includes gain on sale of merchant services of $ 3.5 million in 2002 3) From continuing operations $20,207 $19,623 $13,756 $14,550 $17,188 $14,266

2000 2001 2002 2003 2004 2005 38074 40381 38648 36791 34070 35001 Financial Performance Noninterest Expense1,2 6,101 6,569 6,647 Occupancy & Equipment 1,392 1,375 1,433 Communication Expenses 372 780 1,059 Other Insurance Year Ended December 31, 5,118 5,130 5,854 Other 2,848 2,340 3,043 Professional & Other Services 2003 Total Noninterest Expense Salaries & Employee Benefits $35,001 $34,070 $36,791 $19,170 $17,876 $18,755 2005 2004 Noninterest Expense 5 yr 1 yr CAGR (1.67%) 2.73% $35,001 $38,074 1) Dollars in thousands 2) From continuing operations $40,381 $38,648 $36,791 $34,070

2000 2001 2002 2003 2004 2005 6.56 6.64 7.99 8.01 8.64 9.39 CAGR CAGR 1 yr 8.68% 5 yr 7.44% Financial Performance - Capital December 31, 2005 2004 2003 Total Tier 1 11.97 11.91 12.74 9.60 9.88 10.33 Risk Based Capital: Leverage Capital Ratios: % 8.64% 8.74% 9.03 Book Value Per Share $6.64 $7.99 $8.01 $8.64 $6.56 $9.39

EPS Growth1 5 yr 1 yr EPS CAGR 31.95% 33.33% 2000 2001 2002 2003 2004 2005 0.28 0.18 0.36 0.42 0.84 1.12 1) Income from continuing operations - diluted $.18 $.36 $.42 $.84 $.28 $1.12

Financial Performance Return On Shareholders' Equity1 1) From continuing operations 2001 2002 2003 2004 2005 0.0276 0.051 0.0529 0.1029 12.59 5.10% 5.29% 10.29% 2.76% 12.59%

2000 2001 2002 2003 2004 2005 Fidelty Southern Corporation 100 150.61 209.64 284.45 413.52 399 NASDAQ Composite 100 79.18 54.44 82.09 89.6 99 SNL NASDAQ Bank Index* 100 108.85 111.95 144.51 165.62 151 Financial Performance - Total Return Performance Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Index 2000 2001 2002 2003 2004 12/31/05 Fidelity Southern Corporation 100.00 150.61 209.64 284.45 413.52 396.03 NASDAQ Composite 100.00 79.18 54.44 82.09 89.59 91.54 SNL NASDAQ Bank Index* 100.00 108.85 111.95 144.51 165.62 160.57 *Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com.

Looking Ahead - 2006 and Beyond Due to the Wachovia/SouthTrust, BB&T/Main Street Bank, and SunTrust/NBC Mergers, There Are Good Employees and Good Customers Looking for a Change Selectively hiring experienced branch personnel and lenders for commercial and SBA Fidelity is Effectively Marketing Itself Through Its Personal Calling Program Keeping Focus on Community Banking Growing Branch Network

Looking Ahead - 2006 and Beyond Deposit Acquisition Program Work Strategic Plan Increase net interest income Increase noninterest income Manage risks and costs Increase fully diluted net income per share in 2006 Work toward goals of 15%+ ROE, 1% ROA in 2007 Increase dividends when appropriate

Looking Ahead - 2006 and Beyond Keep Focus on Community Banking Add two to four branches by year-end 2007 Continue expanding SBA lending activities Realize growth in fees on deposit accounts Substantially increase commercial and construction loans Incrementally grow other services and products

Manage to the Mission Statement Manage to Strategic Plan to Drive Growth and Earnings Continue Emphasis on Corporate Governance Keep Pace With Large Bank Technology Reinforce a Strong Sales Culture Through Training, Recognition and Incentives Deposit Focus on Increasing Transaction Accounts and Balances Recruit and Retain Experienced, Motivated, and Talented Personnel Summary